UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 29, 2008
NATIONAL CITY CORPORATION
(Exact name of registrant as specified in its charter)

1-10074
(Commission File Number)

DELAWARE (State or other jurisdiction of incorporation)	34-1111088 (I.R.S. Employer Identification Number)
1900 East Ninth Street
Cleveland, Ohio 44114
(Address of principal executive offices and zip code)
(216) 222-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.3
EX-99.4
EX-99.5
EX-99.6

Explanatory Note
      National City Corporation is filing this Current Report on Form 8-K/A to amend its Current Report on Form 8-K, filed on February 4, 2008, and to supplementally add exhibits and disclosure relating to the previously disclosed convertible note hedge and issuer warrant transactions, which were consummated in connection with the issuance of convertible notes as described below.
Item 8.01. Other Events.
     National City Corporation, a Delaware corporation (the “Company”), closed on January 29, 2008, the public offering of $1,437,500,000 aggregate principal amount of its 4.0% Convertible Senior Notes due 2011 (the “Convertible Notes”), convertible into shares of common stock, par value $4.00 per share (the “Common Stock”) of the Company, pursuant to an Underwriting Agreement dated January 23, 2008, between the Company and Goldman, Sachs & Co. (the “Underwriter”) (the “Convertible Notes Underwriting Agreement”). The Convertible Notes were issued pursuant to the Senior Indenture, dated as of March 17, 2004, between the Company and The Bank of New York Trust Company, N.A., as the successor to The Bank of New York Trust Company (the “Trustee”), as amended and supplemented by a First Supplemental Indenture between the Company and the Trustee, dated as of January 29, 2008 (together, the “Convertible Notes Indenture”).
     Terms of the Convertible Notes Indenture are described in the section entitled “Description of the Notes” of the prospectus supplement, dated January 23, 2008 and filed with the Securities and Exchange Commission (the “Commission”) by the Company on January 24, 2008 (Registration No. 333-148769) pursuant to Rule 424(b)(2) under the Securities Act of 1933, which is incorporated herein by reference.
     As previously disclosed in the Company’s prospectus supplement related to the Convertible Notes offering and in the Company’s press release announcing the pricing of the Convertible Notes offering, in connection with the Convertible Notes offering, the Company entered into a convertible note hedge transaction, which is expected to reduce the potential dilution upon conversion of the Convertible Notes. The Company also entered into a issuer warrant transaction with the same parties.
     On January 30, 2008, the Company also closed the public offering of $500,000,000 aggregate principal amount of its 12.000% Fixed-to-Floating Rate Normal Automatic Preferred Enhanced Capital Securities, $1,000 liquidation amount per security (the “Normal APEX”), pursuant to an Underwriting Agreement dated January 23, 2008, and supplemented on January 24, 2008, between the Company and the Underwriter (the “Normal APEX Underwriting Agreement”). Each Normal APEX security represents a beneficial interest in $1,000 principal amount of the Company’s Remarketable 8.729% Junior Subordinated Notes due 2043 (the “Notes”) held by National City Preferred Capital Trust I, a statutory trust organized under the laws of the State of Delaware (the “Trust”) and a 1/100th, or $1,000, interest in a stock purchase contract between the Trust and the Company (the “Stock Purchase Contract”) under which the Trust agrees to purchase, and the Company agrees to sell, on the Stock Purchase Date (which is expected to be December 10, 2012 but if certain circumstances occur may be an earlier date or as late as December 10, 2013) one share of a new series of its preferred stock designated as the “Non-Cumulative Perpetual Preferred Stock, Series E”, $100,000 liquidation preference per share (the “Series E Preferred Stock”), at a purchase price of $100,000 per share upon and after the Stock Purchase Date, each Normal APEX will represent a 1/100th, or a $1,000 interest in one share of Series E Preferred Stock, held by the Trust.
     The Normal APEX securities will be treated as Tier 1 capital for bank regulatory purposes. The Normal APEX securities are being offered as part of the Company’s previously announced plan to increase its Tier 1 capital through the offering of non-dilutive securities.
     Terms of the offering of the Normal APEX securities are described in the sections entitled “Description of the APEX,” “Description of the Stock Purchase Contracts,” “Description of the Junior Subordinated Notes,” “Description of the Guarantee,” and “Description of the Preferred Stock” of the prospectus supplement, dated January 23, 2008 and filed with the Commission on January 25, 2008 (Registration No. 333-148769) pursuant to Rule 424(b)(2) under the Securities Act of 1933, which is incorporated herein by reference.
     On January 30, 2008, in connection with the closing of the Normal APEX securities offering, the Company entered into a Replacement Capital Covenant (the “APEX RCC”), whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not cause the redemption of, or repurchase the Normal APEX or the Notes unless such repurchases or redemptions are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the APEX RCC. A copy of the APEX RCC is attached as an exhibit hereto and is incorporated herein by reference.
     On January 30, 2008, the Company also closed the public offering of $150,000,000 aggregate principal amount of 6,000,000 of its depositary shares (the “Depositary Shares”), each representing 1/4,000th ownership interest in a share of the Company’s preferred stock designated as the “9.875% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series F”, $100,000 liquidation preference per share (the “Series F Preferred Stock”), pursuant to an Underwriting Agreement dated January 24, 2008 between the Company and the Underwriter (the “Depositary Shares Underwriting Agreement”). The shares of Series F Preferred Stock underlying the Depositary Shares have been deposited with Wilmington Trust Company, as the depositary and the holders of the Depositary Shares will be entitled to all proportional rights and preferences of the Series F Preferred Stock (including dividend, voting, redemption and liquidation rights) to be exercised through the depositary. The depositary will distribute non-cumulative cash dividends in respect of the Series F Preferred Stock, quarterly in arrears, on each of February 1, May 1, August 1 and November 1 beginning May 1, 2008, when, as and if authorized and declared by the Company’s board of directors. The dividend payments will be paid to the record holders of the Depositary Shares in proportion to the number of such Depositary Shares owned by the holders on the relevant record date. The dividends are not cumulative. The Series F Preferred Stock shall not be redeemable prior to February 1, 2013 and any redemption requires prior approval of the Federal Reserve Bank.
     Terms of the offering of the Depositary Shares are described in the sections entitled “Description of the Preferred Stock” and “Description of the Depositary Shares” of the prospectus supplement, dated January 24, 2008 and filed with the Commission on January 28, 2008 (Registration No. 333-148769) pursuant to Rule 424(b)(2) under the Securities Act of 1933, which is incorporated herein by reference.
     On January 30, 2008, in connection with the closing of the Depositary Shares offering, the Company entered into a Replacement Capital Covenant (the “Depositary Shares RCC”), whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not cause the redemption or repurchase of the Depositary Shares unless such repurchases or redemptions are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the Depositary Shares RCC. A copy of the Depositary Shares RCC is attached as an exhibit hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
1.1	Underwriting Agreement for the Convertible Notes offering, dated January 23, 2008, between the Company and the Underwriter. (1)

1.2	Underwriting Agreement for the Normal APEX offering, dated January 23, 2008, between the Company and the Underwriter. (1)

1.3	Supplement to the Underwriting Agreement for the Normal APEX offering, dated January 24, 2008, between the Company and the Underwriter. (1)

1.4	Underwriting Agreement for the Depositary Shares offering, dated January 24, 2008, between the Company and the Underwriter. (1)

4.1	Form of Senior Indenture, dated March 17, 2004, between the Company and The Bank of New York Trust Company, N.A. as successor to the Bank on New York Trust Company, as Trustee (filed as Exhibit 4.5 to National City Corporation’s Registration Statement on Form S-3, Registration No 333-104080 filed with the Commission on March 27, 2003, and incorporated herein by reference).

4.2	First Supplemental Indenture, dated January 29, 2008, between the Company and The Bank of New York Trust Company, N.A., as Trustee. (1)

4.3	Certificate of Trust of National City Preferred Capital Trust I (filed as Exhibit 4.15 to National City Preferred Capital Trust I’s Registration Statement on Form S-3, Commission Nos. 333-148769 and 333-148769-03 filed with the Commission on January 22, 2008, and incorporated herein by reference).

4.4	Amended and Restated Trust Agreement dated as of January 30, 2008, by and among the Company, The Bank of New York Trust Company, N.A., as Property Trustee, BNYM (Delaware), as Delaware Trustee and the Administrative Trustees named therein (filed as Exhibit 4.2 to National City’s Current Report on Form 8-A filed with the Commission on January 30, 2008 (related to Registration Nos. 333-148769 and 333-148769-03), and incorporated herein by reference).

4.5	Guarantee Agreement, dated as of January 30, 2008, by and among the Company and The Bank of New York Trust Company, N.A., as Trustee (filed as Exhibit 4.3 to National City’s Current Report on Form 8-A filed with the Commission on January 30, 2008 (related to Registration Nos. 333-148769 and 333-148769-03), and incorporated herein by reference).

4.6	Junior Subordinated Indenture, dated as of November 3, 2006, between National City Corporation, as Issuer, and The Bank of New York Trust Company, N.A., as Trustee (filed as Exhibit 4.1 to National City’s Current Report on Form 8-K filed with the Commission on May 25, 2007, and incorporated herein by reference).

4.7	Second Supplemental Indenture, dated as of May 25, 2007, between the Company and The Bank of New York Trust Company, N.A. as Indenture Trustee (filed as Exhibit 4.2 to National City’s Current Report on Form 8-K filed with the Commission on May 25, 2007, and incorporated herein by reference).

4.8	Fourth Supplemental Indenture dated as of January 30, 2008, between the Company, and The Bank of New York Trust Company, N.A., as Indenture Trustee (filed as Exhibit 4.6 to National City’s Current Report on Form 8-A filed with the Commission on January 30, 2008 (related to Registration Nos. 333-148769 and 333-148769-03), and incorporated herein by reference).

4.9	Stock Purchase Contract Agreement between the Company and the Trust, acting through the Bank of New York Trust Company, N.A. as Property Trustee, dated as of January 30, 2008 (filed as Exhibit 4.7 to National City’s Current Report on Form 8-A filed with the Commission on January 30, 2008 (related to Registration Nos. 333-148769 and 333-148769-03), and incorporated herein by reference).

4.10	Collateral Agreement by and among Wilmington Trust Company, as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar and the Trust acting through the Bank of New York Trust Company, N.A. as Property Trustee, dated January 30, 2008. (1)

4.11	Certificate of Designations of Non-Cumulative Perpetual Preferred Stock, Series E without par value (filed as Exhibit 4.10 to National City’s Current Report on Form 8-A filed with the Commission on January 30, 2007 (related to Registration No. 333-148769-03), and incorporated herein by reference).

4.12	Certificate of Designations of 9.875% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series F without par value (filed as Exhibit 4.1 to National City’s Current Report on Form 8-A filed with the Commission on January 30, 2007 (related to Registration No. 333-148769), and incorporated herein by reference).

4.13	Form of Normal, Stripped and Capital Security (included as part of Exhibit 4.4).

4.14	Form of Junior Subordinated Debt Security (included as part of Exhibit 4.6).

4.15	Form of certificate representing the Series E Preferred Stock. (1)

4.16	Form of certificate representing the Series F Preferred Stock (filed as exhibit 4.3 to National City’s Current Report on Form 8-A filed with the Commission on January 30, 2008 (related to Registration No. 333-148769), and incorporated herein by reference).

4.17	Deposit Agreement, dated January 30, 2008 by and among the Company, Wilmington Trust Company, National City Bank as Transfer Agent and Registrar, and all holders from time to time of Receipts issued pursuant thereto, (filed as Exhibit 4.2 to National City Corporation’s Current Report on Form 8-A filed with the Commission on January 30, 2008 (related to Registration No. 333‑148769), and incorporated herein by reference).

5.1	Opinion of Richards, Layton & Finger, P.A. as to the validity of the capital securities of the Trust (filed as Exhibit 5.2 to National City Preferred Capital Trust I’s Registration Statement on Form S-3, Commission Nos. 333-148769 and 333-148769-03 filed with the Commission on January 22, 2008, and incorporated herein by reference).

5.2	Opinion of the Company as to the validity of the Depositary Shares, dated January 30, 2008. (1)

5.3	Opinion of the Company as to the validity of the Convertible Notes, dated January 30, 2008. (1)

8.1	Opinion of Jones Day as to certain federal income tax matters, dated January 30, 2008. (1)

99.1	Replacement Capital Covenant of the Company entered into in connection with the Normal APEX issued by the Trust, dated January 30, 2008. (1)

99.2	Replacement Capital Covenant of the Company entered into in connection with the issuance of shares of the Company’s 9.875% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series F, dated January 30, 2008. (1)

99.3	Confirmation related to the convertible note hedge transaction from Wells Fargo Bank, National Association, to National City Corporation, dated as of January 23, 2008, filed herewith.

99.4	Confirmation related to the issuer warrant transaction from Wells Fargo Bank, National Association, to National City Corporation, dated as of January 23, 2008, filed herewith.

99.5	Amendment, dated as of January 24, 2008, to the confirmation related to the issuer warrant transaction, by and between Wells Fargo Bank, National Association, and National City Corporation, filed herewith.

99.6	Acknowledgement, dated as of January 24, 2008, to the confirmation related to the convertible note hedge transaction from Wells Fargo Bank, National Association, to National City Corporation, filed herewith.

(1)	Incorporated by reference as exhibits of the same number to the Company’s Current Report on Form 8-K filed on February 4, 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 8, 2008

NATIONAL CITY CORPORATION
By:	/s/ Carlton E. Langer

Name:	Carlton E. Langer
Title:	Vice President and Assistant Secretary